UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2018

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 25, 2018, Chesapeake Energy Corporation (the “Company”) and certain subsidiary guarantors named therein (collectively, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, as representative of the several underwriters named therein (collectively, the “Underwriters”), under which the Company agreed to sell $850,000,000 aggregate principal amount of 7.00% Senior Notes due 2024 (the “2024 Notes”) and $400,000,000 aggregate principal amount of 7.50% Senior Notes due 2026 (the “2026 Notes”, and together with the 2024 Notes, the “Notes”) in an underwritten public offering. The Underwriting Agreement includes the terms and conditions for the issuance and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The offering is being made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-219649).

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which activities may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their respective affiliates have from time to time provided, and in the future may provide, certain investment banking and financial advisory services to us and our affiliates, for which they have received, and in the future would receive, customary fees.

The Notes are being issued pursuant to the Indenture, dated as of April 24, 2014, between the Company, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (the “Trustee”), as supplemented by the Eighth Supplemental Indenture, to be dated as of September 27, 2018, between the Company, the subsidiary guarantors named therein and the Trustee (the “Eighth Supplemental Indenture”) establishing the terms of the 2024 Notes, and as further supplemented by the Ninth Supplemental Indenture to be dated as of September 27, 2018 (“Ninth Supplemental Indenture”) between the Company, the subsidiary guarantors and the Trustee establishing the terms of the 2026 Notes.

The Notes will initially be guaranteed on a senior, unsecured basis by all of the Company’s subsidiaries that guarantee its revolving credit facility, secured term loan, senior unsecured notes and senior secured second lien notes. The 2024 Notes bear interest at a rate of 7.00% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2019. The 2024 Notes will mature on October 1, 2024. The 2026 Notes bear interest at a rate of 7.50% per year, payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2019. The 2026 Notes will mature on October 1, 2026. The Company may redeem some or all of the 2024 Notes at any time prior to April 1, 2021, and some or all of the 2026 Notes at any time prior to October 1, 2021, at a price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium. At any time prior to April 1, 2021, with respect to the 2024 Notes, and October 1, 2021, with respect to the 2026 Notes, the Company also may redeem up to 35% of the aggregate principal amount of the Notes with an amount of cash not greater than the net cash proceeds of certain equity offerings at a specified redemption price, under certain circumstances. In addition, the Company may redeem some or all of the 2024 Notes at any time on or after April 1, 2021, and some or all of the 2026 Notes at any time on or after October 1, 2021, at the redemption prices set forth in the applicable supplemental indenture. If the Company or certain of its subsidiaries enter into certain sale-leaseback transactions and do not reinvest the proceeds or repay certain senior debt, the Company must offer to repurchase the Notes. The Indenture contains customary events of default.

The foregoing descriptions of the Underwriting Agreement, the Notes and the indentures do not purport to be complete and each is qualified in its entirety by reference to the full text of the agreement. A copy of the Underwriting Agreement, the Indenture, the form of Eighth Supplemental Indenture (including the form of 2024 Note) and the form of Ninth Supplemental Indenture (including the form of 2026 Note) have been filed as Exhibits 1.1, 4.1, 4.2 and 4.3 respectively, to this report and are incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Notes and the indentures is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed below are filed herewith.

Agreements and forms of agreements included as exhibits are included only to provide information to investors regarding their terms. Agreements and forms of agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and no such agreement or form of agreement should be relied upon as constituting or providing any factual disclosures about the Company, any other persons, any state of affairs or other matters.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement dated as of September 25, 2018, among Chesapeake Energy Corporation, the Guarantors and the several Underwriters named in Schedule A thereto.

4.1	Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Chesapeake’s Current Report on Form 8-K dated April 29, 2014) (File No. 001-13726).

4.2	Form of Eighth Supplemental Indenture, to be dated as of September 27, 2018.

4.3	Form of Ninth Supplemental Indenture, to be dated as of September 27, 2018.

4.4	Form of 7.00% Senior Note due 2024 (included as Exhibit A to Exhibit 4.2).

4.5	Form of 7.50% Senior Note due 2026 (included as Exhibit A to Exhibit 4.3).

5.1	Opinion of Baker Botts L.L.P.

5.2	Opinion of Derrick & Briggs, LLP.

5.3	Opinion of Loomis, Ewert, Parsley, Davis & Gotting, P.C.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2	Consent of Derrick & Briggs, LLP. (included in Exhibit 5.2)

23.3	Consent of Loomis, Ewert, Parsley, Davis & Gotting, P.C. (included in Exhibit 5.3)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ James R. Webb
James R. Webb Executive Vice President – General Counsel and Corporate Secretary

Date: September 27, 2018